
cbdMD™
The Industry Leader in CBD
February 2024

Safe Harbor Statements & Disclaimers

cbdMD

This presentation contains certain forward-looking statements that are based upon current expectations and involve certain risks and uncertainties within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Such forward-looking statements can be identified by the use of words such as "should," "may," "intends," "anticipates," "believes," "estimates," "projects," "forecasts," "expects," "plans," and "proposes." These forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements. You are urged to carefully review and consider any cautionary statements and other disclosures, including the statements made under the heading "Risk Factors" in cbdMD, Inc's Annual Report on Form 10-K for the fiscal year ended September 30, 2023, as filed with the Securities and Exchange Commission (the "SEC") on December 22, 2023 and as amended on January 29, 2024 and our other filings with the SEC. cbdMD, Inc. ("cbdMD" or the "Company") does not undertake any duty to update any forward-looking statements except as may be required by law. The information which appears on our websites and our social media platforms, including, but not limited to, Instagram and Facebook, is not part of this presentation.

These statements involve known and unknown risks, assumptions, uncertainties and other factors that may cause actual results or events to differ materially from those anticipated in such forward-looking statements.

The forward-looking statements are based on management's current opinions, estimates and assumptions in light of our experience and perception of historical trends, current trends, current conditions and expected future developments, as well as other factors that management currently believes appropriate and reasonable in the circumstances, including, among others, distribution chain and to the broader market for and customers of cbdMD's products; the impact of global conditions; general economic and financial conditions; product acceptance and competing products; internet and system infrastructure functionality; information technology security; cash available to fund operations; availability of capital; the successful integration of acquired businesses; changes in customer demand; and the risk factors described in greater detail in the cbdMD's most recent public documents on file with the SEC on www.sec.gov. cbdMD believes there is a reasonable basis for the expectations reflected in the forward-looking statements, however no assurance can be given that these expectations and the underlying opinions, estimates and assumptions will prove to be correct. The forward-looking statements included in this presentation should not be unduly relied upon by investors.

All of the forward-looking statements and information contained in this presentation speak only as of the date of this presentation and are expressly qualified by the foregoing cautionary statements. The Company expressly disclaims any obligation to update or alter statements containing any forward-looking statements, or the factors or assumptions underlying them, whether as a result of new information, future events or otherwise, except as required by applicable law. Investors should read the Company's public filings and consult their own professional advisors to ascertain and assess the income tax, legal, risk factors and other aspects of their investment in any securities of the Company.

Non-GAAP Measures

This presentation makes reference to Adjusted earnings before interest, taxes, depreciation and amortization ("Adjusted EBITDA") and gross profit excluding inventory provision are not recognized performance measures under U.S. GAAP. These non-GAAP financial measures should be considered supplemental to, and not a substitute for, our reported financial results prepared in accordance with GAAP. Adjusted EBITDA does not have a standardized meaning prescribed under U.S. GAAP and therefore may not be comparable to similar measures presented by other issuers. Adjusted EBITDA excludes share-based compensation, impairment of assets, transaction costs, legal settlement costs, restructuring charges, and adjustments for fair value. Adjusted EBITDA is included as a supplemental disclosure because management of the Company believes that such measurement provides a more meaningful assessment of the Company's operations on a continuing basis by eliminating certain non-cash charges and charges or gains that are infrequent. The most directly comparable measure to Adjusted EBITDA calculated in accordance with U.S. GAAP is net loss. Gross profit, excluding inventory provisions, is gross profit as stated in the Company's Consolidated Statements of Operations and Comprehensive Loss adjusted to exclude the non-cash inventory provisions. The Company believes such measurement provides a more meaningful assessment of the Company's gross profit on a continuing basis by eliminating non-cash inventory provisions. See "Adjusted EBITDA" in the Company's most recently available management's discussion and analysis of financial condition and results of operations in the Company's Annual Report on Form 10-K for the year ending September 30, 2023 and our subsequent Form 10-Q filings available on www.sec.gov for a reconciliation of Adjusted EBITDA to net (loss) income.

Third Party Information

This presentation includes market and industry data which was obtained from various publicly available sources and other sources believed by the Company to be true. Although the Company believes it to be reliable, the Company has not independently verified any of the data from third-party sources referred to in this presentation or analyzed or verified the underlying reports relied upon or referred to by such sources, or ascertained the underlying assumptions relied upon by such sources. The Company does not make any representation as to the accuracy of such information.

Certain numbers in this presentation may not be exact or add consistently due to rounding.


cbdMD
CBD OIL
CBD + THC
cbdMD
FULL SPECTRUM
GUMMIES
CBD + THC
200 MG
4 MG
PER SERVING
ADULT USE ONLY 21+
DIETARY SUPPLEMENT

Spotlight on cbdMD

LEADING THE WAY
We were not first to market with CBD, but we're proud to be a leader in doing it right!

Founded: 2015

Acquired cbdMD brand: December 2018

Ticker: YCBD, YCBDpA (NYSE American)

HQ: Charlotte, NC

FY23 Net Sales: $24 Million

FYE: September

- Award winning, clinically supported products.
- Differentiated science and therapeutics program.
- cGMP Certified.
- Disciplined management.
- Nimble, scalable infrastructure.
- Diverse sales channels.
    - Proprietary E-Commerce Sites: cbdMD.com, PawCBD.com, ATRxLabs.com, HempMD.co
    - Thousands of retail locations and growing Retailer and Distributor base: Wegmans, GNC, Sprouts, Save Mart.
    - Global distribution footprint.



Our Mission

Our mission is simple: enhance people's overall quality of life through innovative, natural products developed and manufactured under industry-leading standards. But we don't stop there. As pioneers in the hemp-derived CBD space, we've taken our experience and expertise to new levels, launching brands like ATRx to harness the power of functional mushrooms for everyday living. As an industry leader, our goal is to prioritize awareness, accessibility, and advocacy in our pursuit to solidify our position as a trusted authority in natural health and wellness. We are committed to empowering everybody on their personal wellness journey. Start here, stay well.


WARNING

cbdMD hempMD ATRx Labs paw cbd


Why cbdMD?
Strongest CBD. Best Prices
60-Day, No-Risk Guarantee
Independently Lab Tested
USA Grown & GMP Certified
cbdMD is committed to challenging the way we think about health and wellness, while building a connected community that's rooted in one universal goal – to just feel good. Join the growing movement today and start unlocking the best version of you!
Shop all CBD
BEST-IN-CLASS
TRUSTED BY MILLIONS
CLINICALLY SUPPORTED
GLOBAL DISTRIBUTION
BEST-IN-CLASS

Disciplined Operation Under Current Management

Leadership driving the turnaround with consistent earnings improvement.

Simplifying our business

- Significant SKU rationalization
- Exited underutilized manufacturing production
- Outsourced production to format experts
- Optimizing channel mix and use of brokers & distributors

Rationalizing costs

- Exited unproductive contracts
- Reduced headcount from 180 to 48
- Exited leases and sublet additional space
- Focused on direct customer acquisition spend to lower cost of acquisition, drive customer growth


YCBD Key Operating Metrics
Cash Expenses ($M)
Op Profit & Adj EBITDA ($M)
$14.00
$12.00
$10.00
$8.00
$6.00
$4.00
$2.00
$-
1Q22
2Q22
3Q22
4Q22
1Q23
2Q23
3Q23
4Q23
1Q24

$12 million in annual run-rate SG&A cost reductions in 1Q24 vs 1Q23

Defining the Industry Standard

AT cbdMD, WE PRIDE OURSELVES ON TWO THINGS: QUALITY AND INNOVATION.

Our goal is to produce the industry's highest-quality CBD while using state-of-the-art growing and extraction techniques.

LAB TESTED

Products go through extensive third-party testing by Regulated ISO Certified Labs

NON-THC*

Guaranteed non-detectable THC in all manufactured products

BROAD SPECTRUM

Proprietary hybrid-process that preserves valuable cannabinoids and terpenes

FULL SPECTRUM

Denotes a cbdMD product containing our full spectrum formula of CBD-THC and additional plant terpenes

CLINICALLY PROVEN

Products supported by both human and pet clinical studies

GMP CERTIFIED

Manufactured, packaged, & stored in high-tech FDA and NSF GMP Registered facilities

USA HEMP

American made – from the farm to the processing to the end product

PUBLICLY TRADED

Only American pure-play CBD company listed on the NYSE American: YCBD; YCBD-PA

*NON-THC is defined as below the level of detection using valid scientific analytical tools

For the Good of Everyone.

We are an industry leader and innovator in producing best-in-class, compliant, hemp-derived products.



ATRx Labs™



cbdMD™



hempMD™



ATRx Labs™
PLATINUM MUSHROOM



paw cbd™



cbdMD
Δ9 THC

Award Winning with Extensive Media Reach



Reset Your Wellness
Bye bye OVER-50 BELLY!
HEAL YOUR GUT



32 things Kate Moss can't live without



"My favourite is the 3000mg Freeze spray; it's great for soothing aches and pains."
– Kate Mo

Back-to-School Finds & Must-Haves for 2023





cbdMD Freeze Roll-on | cbdmd.com

Morning Blend
(WFTS-TV; ABC, TAMPA, FL)
& Inside South Florida
(WSFL-TV; CW; MIAMI, FL)

PERENNIAL AWARD WINNING PRODUCTS!

2020, 2021, 2022 Product of the Year
CBD Ingestible Category

2023 Pet Innovation Award
Paw CBD

2023 Best in Biz Awards
CBD PM Softgel Capsules & CBD Freeze Roll-On

2024 Wholefoods Natural Choice Awards
cbdMD Calm Capsules & ATRx Premium Mushroom Line

EXTENSIVE MEDIA REACH

WSJ | Star | Life&Style | InTouch | NEWBEAUTY | Men'sHealth | NUTRA | Us | Woman's World | healthline | Forbes

Brand Power

Market share opportunity

Among the 2000+ plus brands of CBD in the US Market cbdMD is well positioned in the gummies and tinctures categories with brand share in rankings within the top 10 for both delivery categories.

The industry is highly fragmented – significant market share gain potential!

Satisfaction
with cbdMD is strong

94% of those purchasing cbdMD are highly satisfied and 95% of them rated the product high on effectiveness. This leads to cbdMD maintaining strong repeat purchase rates.

cbdMD has maintained its strong market position despite the increased market decline. 2023 showed us that our brand loyalty is still strong.

Second Half Calendar Year 2023
BRAND SHARE
CAPSULES



2,94%
2,12%
1,57%
1,49%
1,49%
cbdMD
1,42%
1,23%
1,21%
1,19%
1,00%
0,80%
0,80%
0,72%
0,66%
0,65%

Second Half Calendar Year 2023
BRAND SHARE
GUMMIES



2,59%
2,34%
1,96%
1,75%
cbdMD
1,41%
1,36%
1,27%
1,17%
0,90%
0,84%
0,75%
0,70%
0,69%
0,68%
0,67%

CUSTOMER REPORTED
PRODUCT EFFECTIVENESS
6% INCREASE!

2022	2023
89%	95%

INTENT TO
PURCHASE AGAIN
OVER TIME



95%
93%
95%
93%
95%
Q4'22
Q1'23
Q2'23
Q3'23
Q4'23
Calendar Year



2015
cbdMD
Company Founded Charlotte, NC
2018
NYSE
First CBD Company to be traded on the NYSE America
FARM BILL
Farm Bill 2018
CBD DAY
Creator & Founder of National CBD Day
2019
Pet Business Industry Recognition Award Dog Calming Aids - CBD Category
Creator & Founder of Pet CBD Month
BIG3
First CBD Company to sponsor major sports league
First CBD Company in the PGA Tour
CBD MONTH
Creator & Founder of National CBD Month
2020
Dog Calming POY - Pet Independent Innovation Awards
First National Cable TV Connection "Conquer the Day"
Product of the Year Winner, CBD Sleep Aid & CBD opical
paw cbd
PawCBD Website Launch
2021
NASC
NASC certification
Product of the Year Winner, cbdMD Gummies, PawCBD Hard Chews
International (UK) DTC Website Launch
2022
cbdMD
Human Clinical Finished up
GNC
LIVE WELL
GNC Launches Nationwide
Enter Japan
Wegmans
Wegmans launch
NSF
CERTIFIED SPORT
First NSF Product
cbdMD
paw cbd
Kick off pet and human clinicals
Food Standards Agency
UK and EU Validated FSA
2023
amazon.com
Amazon USA Launch
Club Sport Herdiano Partnership Launch
hempMD
HempMD Launch
POY - Pet Independent Innovation Awards
Hemp Derived THC Launch
amazon.co.uk
Amazon UK launch
paw cbd
Pet clinical results
2024
ATRx Labs
ATRx Launch
SPROUTS
Launch in Sprouts Markets

cbdMD History Timeline & Milestones

cbdMD

Inside the Bottle Unmatched Science

Defining the industry standard for product development and regulation in Washington.

What you see on the label is in the bottle. You can trust in safety.

- Provided written testimony to Congressional Oversight Hearing July 2023
- Responded to Congressional RFI August 2023
- Published second paper on safety. Use the press release material for that bullet
- First CBD Company to Earn Prestigious NSF International's Certified for Sport® Certification.
- First American CBD Brand to Receive Validation by the United Kingdom Food Standards Agency.
- EU's Food Safety Authority Validated cbdMD's Hemp Extract Formulation, currently only validated CBD.
- cbdMD's Dr. Swift presented information to FDA Science Board pertaining to appropriate CBD regulation.
- Launched "Regulatory Roadmap For The CBD Industry" with The Natural Products Association.
- Earned NASC Quality Seal for its PAW CBD line of products.
- Certified NSF 455 cGMP - Our products are made in FDA registered facilities which are independently cGMP certified.
- Completed Human and Pet Clinical studies under cbdMD Therapeutic division.

Certifications & Our Partners

Clinically Studied

Proven Product - Tangible Results!

Supports qualified marketing claims for efficacy benefits

Guides product development - Path to structure function claims

CBD Human Clinical Study[2]

UNIVERSITY OF SOUTH CAROLINA

April 2021 – October 2022[1]

PRODUCT: BROAD SPECTRUM TINCTURE

DEMONSTRATED EFFICACY:

- Pain reduction
- Inflammation reduction
- Mood improvement (females)

CLINICAL STUDY RESULTS:

- Statistically significant differences between groups from start to study conclusion in pain and discomfort (p-value <0.046). Study indicated pain and discomfort decreased in part of the test product group while significantly increasing in part of the placebo group.
- Statistically significant differences between groups in the overall pain index (p=0.03). Pain significantly decreased for part of the test product group while significantly increasing in part of the placebo group.

TENSION/ANXIETY SCORE

19%

TREND

Less Tension & Anxiety

STRESS SCORE

11.7%

Less Stress

(Female cbdMD users)

PAIN INDEX SCORE

26%

Less Pain

Paw CBD Clinical Study[2]

COLORADO STATE UNIVERSITY

June 2021 – October 2022[1]

PRODUCT: BROAD SPECTRUM TINCTURE

Demonstrated Efficacy:

- Improved mobility
- Improved gait
- Lower observed pain (Owner Subjective)
- Improved quality of life (Owner subjective)



" The cbdMD study adds further data to the current literature, suggesting that CBD may be a valuable addition to other forms of pain control for our canine patient."

– Felix Duerr, DMV, DACVS-SA, DECVS, Assistant Professor, College of Veterinary Medicine and Biomedical Sciences, Colorado State University.

[1]Conducted studies were randomized, double blind, placebo controlled

[2]These studies are not FDA approved and our products have not been evaluated for any treatments

cbdMD


all
NSF
certified!

Leading On and Off the Field: NSF Sport

What is NSF for Sport Product?

- Ensures that you can incorporate CBD into your health and wellness routine without worrying about failing a drug test for THC
- Tested for 280 known banned substances that are on the World Anti-Doping Agency List of Prohibited Substances through the most trusted third-party supplement validation company in the world (NSF)
- Powered by cbdMD's clinically proven CBD supporting pain and inflammation and recovery

cbdMD Leading the Way...

- **First broad spectrum tincture (1Q CY22)**
- **First sleep CBD product (1Q CY22)**
- **First and only gummy – the preferred CBD format (4Q CY22)**
- **Highest certified CBD Strength – 50mg per servings**

Beyond the Field Opportunities

- Athletes, First Responders, Teachers, and Anyone facing drug testing that wants to enjoy the benefits of CBD

Opening Doors and Building Credibility

- Big Box Retail, Hospitality, Travel


cbdMD
GUMMIES
CBD
50 MG

Omni-channel Access

We want to make it easy for consumers to find and purchase cbdMD or Paw CBD products. Our strength has historically been online; we continue to bolster our channel expertise and working with the right channel partners.

DIRECT TO CONSUMER

Continue to dominate online market share with best-in-class products and superb digital experience.


cbdMD
GUMMIES
CBD

MASS RETAIL

Added resources with deep food, mass, grocery and convenience experience and continue to gain momentum and market share in 2023.

SPROUTS FARMERS MARKET

GNC LIVE WELL

amazon

amazon.co.uk

INTERNATIONAL MARKETS

cbdMD products are available in over 28 countries. With our regulatory rigor we have products registered in, and growing revenue in the UK, Japan, and Central and South America.

SPECIALTY RETAIL

Our sales teams continue to expand the existing thousands of specialty locations and distributor relationships.

Making it easier than ever to feel better than ever!

The Best is Yet to Come.

We're building scalable growth to bring the best product solutions to market - a massive addressable market

US CBD Market Size Forecast[1]



$10 B
$7.5 B
$5 B
$2.5 B
2023
2024
2025
2026
2027
2028

By 2028, CBD sales are expected to double to $10 billion[1], driven by:

- Ingestibles like gummies, capsules and drinks (40% CAGR)[1]
- Larger mainstream distribution channels, including Mass, Grocery and C-Store (+30% CAGR)[1]
- Market expected to consolidate

2028

$ 10B

TOP 10

IBIS World predicts CBD is a TOP 10 GROWING INDUSTRY FOR 2023 and 2024, growing at 28%[2].

[1] Brightfield Group Report: US CBD Market Size with Federal Regulations

[2] IBIS World

cbdMD

Functional Mushroom Market


$31.71 billion
2023
$65.83 billion
2030

CAGR

11.2%

The global functional mushroom market size was valued at USD 31.71 billion in 2023 and is expected to grow at a compound annual growth rate (CAGR) of 11.2% from 2024 to 2030. This can be attributed to the growing popularity of functional mushrooms as superfoods due to their numerous health advantages.


ATR Labs
Ultimate Mushroom
mood & energy
daily gummies
Cordyceps, Lion's Mane, Reishi,
Huperzine A & L-Theanine
60

amazon



4.7

Out of 5 Stars!

'Shroom for success:

- Mushroom supplements saw a 60.2% growth surge in 2020
- The market will more than quadruple by 2025 from 2017
- Strongest growth projected in brain health while opening a runway for other health conditions

North America Market Revenue Share, 2023



45.7%

Source: Grandview Research, Nutrition Business Journal

cbdMD

Key Growth Initiatives

- Scaling ecommerce through smart, profitable marketing investments.
- Leveraging the right partnerships and advocates to scale traffic and brand awareness.
- Enter new categories to expand customer base and add wallet share.
- Add sales resources with specific channel expertise.
- Add key retailers, distributors and brokers to scale wholesale reach.
- Select international opportunities (UK, Central & South America).
- Accretive M&A that adds strategic customers, channels or innovative products.



cbdMD
SOFTGELS
cbdMD
CALM GUMMIES
CBD + THC
cbdMD
SOFTGELS
CBD
cbdMD
SLEEP GUMMIES
CBD + THC
cbdMD
SLEEP PM
cbdMD
CAPSULES
cbdMD
GUMMIES
CBD + THC
cbdMD
GUMMIES
CBD
CBD OIL

Strong Leadership

cbdMD



Ronan Kennedy
Interim CEO (2023)
CFO (2020)



Dr. Sibyl Swift
CSO & VP Regulatory Affairs (2020)



Shannon Charles
CMO (2023)



Lance Blundell
General Counsel (2018)

Board of Directors



Scott Stephen
Chairman Of The Board
Chief Revenue Officer, Guaranteed Rate Mortgage



Bakari Sellers
Board Member
Strom Law, LLP
Former SC State Legislator



Billy Raines
Board Member
CEO, Datatech Global
Former CFO Blu e-cigs



Dr. Sibyl Swift
CSO & VP Regulatory Affairs
Former SVP Natural Products Association
FDA Office of Dietary Supplement Programs

Operational & Ownership Metrics


93.3%
CBDMD
6.4%
PAW CBD
0.3%
OTHER

Direct-To-Consumer Net Sales by Brand (YTD)[1]


90.2%
CBDMD
9.8%
PAW CBD

Wholesale Net Sales by Brand (YTD)[1]


17.7%
WHOLESALE & RETAIL
82.3%
E-COMMERCE CBDMD.COM

Overall Net Sales by Channel (YTD)[1]


14%
OFFICERS, DIRECTORS & INSIDERS
86%
PUBLIC

Ownership of Common Stock[1]

LISTING & CAPITALIZATION INFORMATION

Common Stock	YCBD
8.0% Series Cumulative Convertible Preferred Stock	YCBDpA
Exchange	NYSE American
Common Shares Outstanding[2,3]	3,045,092
Preferred Shares Outstanding[2]	5,000,000
Convertible Notes[4]	$1,541,667
FY End	Sep. 30

[1] as of December 31, 2023

[2] as of February 27, 2024

[3] excludes:

- 2,253,898 Shares of common stock issuable upon shareholder approval of the issuance of shares under Securities Purchase Agreement entered into in January of 2024.
- 155,223 Shares of common stock issuable upon conversion of 5,000,000 shares of 8.0% Series A Cumulative Convertible Preferred Stock
- 40,098 shares of common stock issuable upon the exercise of outstanding options with a weighted average exercise price of $149.97
- 588 shares of common stock issuable upon unvested restricted stock awards.
- 50,309 shares of common stock issuable upon exercise of warrants with the wtg avg exercise price of $183.23
- 119,217 shares reserved for issuance under our equity line of credit with Keystone Capital Partners, LLC

[4] Senior secured convertible notes with 18-month term, 8% current pay interest and right to convert at $0.884 per share of common that includes certain provisions to reset conversion price

March 29, 2024 Shareholder Meeting – 1pm EST

Proposals

1. Election of directors
2. Appointment of Cherry Bekaert LLP as auditor
3. Advisory vote on frequency of an advisory vote on executive compensation
4. Advisory vote on executive compensation
5. **Conversion of the Preferred Stock and accrued dividends into six shares****
6. Approval of the potential to issue shares totaling more than 19.99% relating to convertible notes
7. **Ability to adjourn meeting to later date to continue to seek votes on proposal as needed****

Voting Requirements:

Common: majority of a quorum

Preferred: requires 2/3rds affirmative vote

****Series A Preferred only vote on item 5 & 7.**

Preferred Conversion

The Company believes the automatic conversion of the Series A Preferred into common stock, eliminating the Series A Preferred dividend, Change of Control, conversion rights and redemption rights significantly enhances the Company's outlook and has significant benefits to both classes of our outstanding stock:

- Liquidity for Series A Preferred Shareholders
- Inability to Pay Dividends under the North Carolina Business Corporation Act
- Return opportunity for all shareholders
- Ability to retain and attract key talent
- Strategic opportunities
- Access to our Shelf Registration (form S-3)
- Continue to meet certain continued listing requirements of the NYSE American – *notably **$6MM of book equity value** – dividend has $1 million / quarter impact to book value of equity. 12/31/23 10Q Equity totaled $7 million.*

The proposals are described in more detail in cbdMD's proxy statement dated February 14, 2024, furnished to shareholders in connection with cbdMD's Annual Meeting filed via Edgar, and can also be found on cbdMD's website at http://www.cbdMD.com/pages/investors.

Proforma Equity Capitalization

Proposed conversion:

Class	Shares		SP*		Equity Value	Proposed Conversion	Proforma Capitalization	% Ownership
Common	3,045,092	$	0.70	$	2,134,609	-	3,045,092	9.2%
Series A Pref	5,000,000	$	0.67	$	3,350,000	6.0x	30,000,000	90.8%
Totals				$	5,484,609		33,045,092	100.0%

Notes, as converted:

Class	Shares		SP*		Equity Value	Proposed Conversion	Proforma Capitalization	% Ownership
Common	3,045,092	$	0.70	$	2,134,609	-	3,045,092	8.6%
Series A Pref	5,000,000	$	0.67	$	3,350,000	6.0x	30,000,000	85.0%
Notes				$	1,541,667	**	2,253,899	6.4%
Totals				$	7,026,276		35,298,991	100.0%

How to vote:

- Return proxy cards
- Contact Issuer Direct 866-752-8683
- Online: https://www.iproxydirect.com/YCBD
- completing the reverse side of the proxy card and faxing to 202.521.3464

If you need assistance with Control and Request IDs:

- Contact cbdMD: ir@cbdmd.com

*Share price is intra-day 2/29/24

** Based on conversion price at initial conversion proce of $0.684, max dilution under floor conversion price of $0.30 results in 5,138,890 shares for the principal amount of the notes.

cbdMD

Financial Information

QUARTER ($MM)	1Q22	2Q22	3Q22	4Q22	1Q23	2Q23	3Q23	4Q23	1Q24
Revenue	**$ 9.32**	**$ 9.63**	**$ 8.59**	**$ 7.86**	**$ 6.09**	**$ 6.24**	**$ 6.12**	**$ 5.71**	**$ 5.38**
		$ 19.0							
Gross Profit	$ 4.99	$ 6.40	$ 5.93	$ 5.01	$ 3.57	$ 4.01	$ 3.84	$ 3.54	$ 3.55
	54%	66%	69%	64%	59%	64%	63%	62%	66%
						$ 8.45	$ 7.09	$ 6.44	$ 6.76
Total SG&A	$ 11.96	$ 11.41	$ 8.28	$ 7.91	$ 7.61	$ 5.42	$ 5.67	$ 5.52	$ 4.65
Impairment of goodwill and other intangible assets	$ 18.18	$ -	$ 30.78	$ 12.00	$ -	$ -	$ -	$ 13.92	$ -
GAAP Operating (Loss) Profit	$ (25.15)	$ (5.01)	$ (33.13)	$ (14.90)	$ (4.04)	$ (1.41)	$ (1.83)	$ (15.90)	$ (1.10)
Marketing	$ 4.83	$ 4.91	$ 3.91	$ 2.82	$ 1.97	$ 1.30	$ 1.85	$ 1.86	$ 1.39
Payroll	$ 3.76	$ 3.49	$ 2.87	$ 2.70	$ 2.33	$ 1.96	$ 1.71	$ 1.44	$ 1.39
Other Cash SG&A	$ 2.84	$ 2.64	$ 2.35	$ 2.07	$ 2.28	$ 1.99	$ 1.97	$ 1.81	$ 1.84
Cash SG&A	$ 11.43	$ 11.04	$ 9.13	$ 7.60	$ 6.59	$ 5.25	$ 5.54	$ 5.11	$ 4.62
GAAP (loss) from operations	**$ (25.15)**	**$ (5.01)**	**$ (33.13)**	**$ (14.90)**	**$ (4.04)**	**$ (1.41)**	**$ (1.83)**	**$ (15.90)**	**$ (1.10)**
Adjustments:									
Depreciation & Amortization	$ 0.34	$ 0.60	$ 0.44	$ 0.46	$ 0.38	$ 0.38	$ 0.38	$ 0.67	$ 0.28
Employee and director stock compensation (1)	$ 1.01	$ 0.75	$ (0.94)	$ 0.27	$ 0.14	$ 0.12	$ 0.06	$ 0.03	$ 0.02
Other non-cash stock compensation for services (2)	$ -	$ -	$ -	$ -	$ 0.88	$ -	$ -	$ -	$ -
Inventory adjustment(3)	$ 0.88	$ -	$ -	$ -	$ -	$ -	$ -	$ 0.07	$ -
Impairment of goodwill and other intangible assets (4)	$ 18.18	$ -	$ 30.78	$ 12.00	$ -	$ -	$ -	$ 13.92	$ -
Accrual for severance(5)	$ -	$ 0.02	$ 0.11	$ -	$ -	$ -	$ -	$ -	$ -
a360 trade credit(6)	$ -	$ -	$ -	$ -	$ -	$ 0.11	$ 0.78	$ 0.64	$ 0.03
Non-GAAP adjusted EBITDA (loss) from operations	**$ (4.73)**	**$ (3.63)**	**$ (2.75)**	**$ (2.17)**	**$ (2.64)**	**$ (0.80)**	**$ (0.61)**	**$ (0.57)**	**$ (0.77)**

Reconciliation of Non-GAAP Information

[1] Represents non-cash expense related to options, warrants, restricted stock expenses that have been amortized during the periods.

[2] Represents non-cash expense related to options, warrants, restricted stock expenses that have been amortized during the periods.

[3] Represents an operating expense related to inventory loss related to regulatory changes impacting labels and packaging and obsolete/expired inventory.

[4] Represents non-cash impairment of the cbdMD trademark and goodwill impairment during periods.

[5] Represents severance expense relating to terminations during the periods.

[6] Represents non-cash amortization of the A360 Media, LLC equity transaction.

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